UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K15D5
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported): December 31, 2007

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-27031

ENTERGY GULF STATES LOUISIANA, L.L.C.
(a Louisiana limited liability company)
446 North Boulevard
Baton Rouge, Louisiana 70802-5717
Telephone: (800) 368-3749

Former name and address:
ENTERGY GULF STATES, INC.
(a Texas corporation)
350 Pine Street
Beaumont, Texas 77701
Telephone (409) 838-6631

74-0662730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See response to Item 2.01 below.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Jurisdictional Separation and Asset Allocation

On December 31, 2007, Entergy Gulf States, Inc. ("EGSI") completed a jurisdictional separation plan (the "JSP") consistent with statutory authority pursuant to Texas House Bill 1567, enacted in 2005, and authorization from each of the Louisiana Public Service Commission ("LPSC"), the Federal Energy Regulatory Commission and the Nuclear Regulatory Commission. The JSP resulted in two vertically integrated utilities, one operating under the sole retail jurisdiction of the Public Utility Commission of Texas, Entergy Texas, Inc. ("ETI"), and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C. ("EGSL").

As a result of the JSP, ETI owns all of the former EGSI distribution and transmission assets located in Texas, the gas-fired generating plants located in Texas, undivided 42.5% ownership shares of each of the former EGSI 70% interest in Nelson 6 and its 42% interest in Big Cajun 2, Unit 3, coal-fired generating plants located in Louisiana, and other assets and contract rights to the extent related to the operation of the utility in Texas. The JSP also resulted in EGSL owning all of the remaining former EGSI assets, including River Bend Steam Electric Generating Station (nuclear) ("River Bend").

Pursuant to a life-of-the unit purchased power agreement (the "PPA"), ETI is purchasing from EGSL a 42.5% share of capacity and energy of the 70% share of River Bend attributable to the former EGSI's 70% share of River Bend subject to retail regulation. Under the terms of the JSP, ETI assumed a share of the nuclear and environmental liabilities arising after the JSP's completion that is equivalent to the share of the plant's capacity and energy being purchased by ETI under the PPA. Also under the JSP, EGSL will purchase a 57.5% share of capacity and energy from the gas-fired generating plants owned by ETI, and ETI will purchase a 42.5% share of capacity and energy from the gas-fired generating plants owned by EGSL. If ETI implements retail open access, the power purchase agreements associated with the gas-fired generating plants will terminate at the commencement of such retail open access or when the respective unit is no longer dispatched by the Entergy System. Until that time, each utility will participate in the Entergy System Agreement and the Entergy System generation will continue to be dispatched in the same manner as before implementation of the JSP. If ETI implements retail open access, it will terminate its participation in the System Agreement, except for the portion of the System Agreement related to transmission equalization. The operation of the generating plants is not changing as a result of implementation of the JSP.

Steps of the Jurisdictional Separation

The jurisdictional separation occurred through completion of the following:

  Through a Texas statutory merger-by-division, the former EGSI was renamed as Entergy Gulf States Louisiana, Inc., a Texas corporation, and the new Texas business corporation ETI was formed. The former EGSI allocated all of its Texas jurisdictional assets, described above, to ETI, and all of the capital stock of ETI was issued directly to the former EGSI's parent, Entergy Corporation ("Entergy") (collectively, the aforementioned are referred to herein as the "Texas Merger"). ETI also assumed pursuant to a debt assumption agreement (as described below) a prorated share of each series of the then outstanding debt securities that had been issued by the former EGSI. The Articles of Merger of Entergy Gulf States, Inc. and the Plan of Merger of Entergy Gulf States, Inc. are attached as Exhibit 2(i) and Exhibit 2(ii) hereto, respectively, and are incorporated by reference herein.

  Entergy formed EGS Holdings, Inc., a Texas corporation, and contributed all of the common stock of Entergy Gulf States Louisiana, Inc. to EGS Holdings, Inc. Entergy then owned EGS Holdings, Inc. in its entirety and EGS Holdings, Inc. owned Entergy Gulf States Louisiana, Inc. in its entirety.

  EGS Holdings, Inc. formed the Louisiana limited liability company EGSL and then owned all of the issued and outstanding membership interests of EGSL. Entergy then owned EGS Holdings, Inc. and ETI in their entirety, and EGS Holdings, Inc. then owned Entergy Gulf States Louisiana, Inc. and EGSL in their entirety.

  Entergy Gulf States Louisiana, Inc. then merged into EGSL, with EGSL being the surviving entity (the "Louisiana Merger"). The Certificate and Articles of Merger and the Agreement and Plan of Merger and Reorganization of Entergy Gulf States Louisiana, Inc. into EGSL are attached hereto as Exhibit 2(iii) and Exhibit 2(iv), respectively, and are incorporated by reference herein. Entergy now owns EGS Holdings, Inc. and ETI in their entirety, and EGS Holdings, Inc. now owns EGSL's common membership interests in their entirety.

Debt and Liability Assumption Provisions of the Jurisdictional Separation Plan

Under the JSP, EGSL remains primarily liable for all of the long-term debt issued by the former EGSI that was outstanding at the time of implementation of the JSP. Acknowledgement of EGSL's liability and the debt secured by the lien of the Mortgage (defined hereinafter) is contained in the Seventy-fifth Supplemental Indenture, dated as of December 31, 2007, to the Indenture of Mortgage and Deed of Trust of Entergy Gulf States, Inc. (Entergy Gulf States Louisiana, L.L.C. successor) dated as of September 1, 1926, as supplemented and modified (the "Mortgage") which is attached hereto as Exhibit 4(iv). Under a debt assumption agreement with EGSL, ETI has assumed its pro rata share (see next paragraph) of this long-term debt. The Debt Assumption Agreement is attached hereto as Exhibit 4(i) and is incorporated by reference herein. ETI's debt assumption does not discharge EGSL's liability for the long-term debt. EGSL will record an assumption asset on its balance sheet to reflect the long-term debt assumed by ETI. To secure its debt obligations under the Debt Assumption Agreement, ETI has granted to EGSL a first lien on its assets that were subject on December 17, 2007, to the Mortgage and that were acquired pursuant to the JSP. The first liens are documented through two separate mortgage agreements, one relating to those transferred assets located in Louisiana and one relating to those transferred assets located in Texas. These agreements, the Entergy Texas, Inc. Mortgage and Security Agreement and the Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement, respectively, are attached hereto as Exhibits 4(ii) and 4(iii), respectively. ETI has until December 31, 2010 to repay the assumed debt.

On a book value basis as of September 30, 2007, approximately 57.5% of the former EGSI assets remain with EGSL and approximately 42.5% of the former EGSI assets have been allocated to ETI. The pro rata share of the long-term debt assumed by ETI was determined by first determining the net assets for each company on a book value basis as of September 30, 2007, then calculating a debt assumption ratio that resulted in the common equity ratios for each company being approximately the same as the former EGSI common equity ratio immediately prior to the Texas Merger. ETI has a slightly higher ratio of debt to total capitalization than EGSL, because ETI has no preferred or preference stock. The Series A 8.25% Preference Stock, Without par value of the former EGSI outstanding at the time the JSP was completed was converted into Series A 8.25% Preferred Membership Interests of EGSL. The amount of debt (excluding discount on such debt) allocated to ETI using this procedure constitutes the amount of debt assumed by ETI with minor adjustments to accommodate the denominations of the various debt instruments. This determination resulted in ETI assuming at the time of the consummation of the JSP approximately 40.8% of the long-term debt (excluding the senior secured transition bonds described below) of the former EGSI outstanding as of September 30, 2007. As previously described, ETI's debt assumption does not discharge EGSL's liability on the debt. In addition, ETI, as the owner of Entergy Gulf States Reconstruction Funding I, LLC ("EGSRF I"), will report the $329.5 million of senior secured transition bonds ("securitization bonds") issued by EGSRF I as long-term debt on its consolidated balance sheet. The securitization bonds are non-recourse to ETI.

Management of EGSL

All of the officers and directors of EGSL are serving in the same respective capacities as they had previously served for the former EGSI.

Item 3.03 Material Modification to Rights of Securityholders.

See response to Item 5.03 below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

EGSI, through the Texas Merger described under Item 2.01 above, changed its name from "Entergy Gulf States, Inc." to "Entergy Gulf States Louisiana, Inc."

In the Louisiana Merger described under Item 2.01 above, Entergy Gulf States Louisiana, Inc. merged into EGSL, a Louisiana limited liability company. EGSL adopted, effective as of December 31, 2007, the Articles of Organization of Entergy Gulf States Louisiana, L.L.C. and the Operating Agreement of Entergy Gulf States Louisiana, L.L.C. The Articles of Organization of Entergy Gulf States Louisiana, L.L.C. and the EGSL Operating Agreement are attached hereto as Exhibits 3(i) and 3(ii), respectively, and are incorporated herein by reference.

Adoption of the EGSL Operating Agreement effects a change to the capital structure relative to that described in the former EGSI Restated Articles of Incorporation, as amended (the "EGSI Restated Articles"). The capital structure of the former EGSI included common stock, preferred stock and preference stock, pursuant to which the preferred stock had certain rights not afforded the preference stock, and the preference stock had certain rights which were subject to prior rights of the preferred stock (including with respect to the payment of dividends and liquidation distributions) but which were superior in certain respects to the rights of the common stock. No former EGSI preferred stock was outstanding at the time of the Louisiana Merger. The EGSL Operating Agreement adopted at that time provides for a single class of preferred membership interests with rights generally comparable to those afforded the former EGSI preference stock. Although this single EGSL class bears the name "preferred membership interests," there is no class of membership interests with rights superior to those of the preferred membership interests.

The terms of the former EGSI Restated Articles included certain net income restrictions on the payment of dividends on common stock so long as any shares of its preferred stock were outstanding. The EGSL Operating Agreement does not include such restrictions.

The terms of the former EGSI Restated Articles included specific voting requirements for (a) the sale, lease or exchange of all of the company's property and franchises, (b) the sale, conveyance, assignment or transfer of all or substantially all of the company's property, franchises, rights and assets as an entirety, and (c) the sale, assignment and transfer of all of the company's stock to a new company and to receive as consideration therefor stock in such new company with substantially the same preferences, voting powers, restrictions and qualifications as the company's stock. The EGSL Operating Agreement does not include such voting requirements.

Although no shares were outstanding, the former EGSI Preferred Stock, Cumulative, $100 Par Value were registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at the time the Louisiana Merger became effective and the EGSL Operating Agreement was adopted. On December 31, 2007, before the Louisiana Merger, EGSI filed a Form 15 with respect to the former EGSI Preferred Stock, Cumulative, $100 Par Value registered under Section 12(g) of the Exchange Act, and it is expected that the New York Stock Exchange will file a Form 25 with respect to the former EGSI Preferred Stock, Cumulative, $100 Par Value registered under Section 12(b) of the Exchange Act, as it has been advised of the redemption on December 30, 2007 of all securities in the class.

Item 8.01 Other Events.

This Form 8-K is being filed by Entergy Gulf States Louisiana, L.L.C., a Louisiana limited liability company ("EGSL"), formerly known as Entergy Gulf States, Inc., a Texas corporation ("EGSI"), as the initial report of EGSL to the Securities and Exchange Commission and as notice that EGSL is the "successor issuer" to EGSI pursuant to Rule 15d-5 promulgated under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The pro forma financial information specified in Article 11 of Regulation S-X is filed as Exhibit 99 hereto.

(d) Exhibits.

Exhibit No.	Description
2(i)	Articles of Merger of Entergy Gulf States, Inc.
2(ii)	Plan of Merger of Entergy Gulf States, Inc.*
2(iii)	Certificate and Articles of Merger.
2(iv)	Agreement and Plan of Merger and Reorganization of Entergy Gulf States Louisiana, Inc. into Entergy Gulf States Louisiana, L.L.C.
3(i)	Articles of Organization of Entergy Gulf States Louisiana, L.L.C.
3(ii)	Operating Agreement of Entergy Gulf States Louisiana, L.L.C.
4(i)	Debt Assumption Agreement.
4(ii)	Entergy Texas, Inc. Mortgage and Security Agreement.
4(iii)	Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement.
4(iii)(a)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 1 of 18.
4(iii)(b)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 2 of 18.
4(iii)(c)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 3 of 18.
4(iii)(d)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 4 of 18.
4(iii)(e)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 5 of 18.
4(iii)(f)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 6 of 18.
4(iii)(g)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 7 of 18.
4(iii)(h)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 8 of 18.
4(iii)(i)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 9 of 18.
4(iii)(j)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 10 of 18.
4(iii)(k)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 11 of 18.
4(iii)(l)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 12 of 18.
4(iii)(m)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 13 of 18.
4(iii)(n)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 14 of 18.
4(iii)(o)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 15 of 18.
4(iii)(p)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 16 of 18.
4(iii)(q)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 17 of 18.
4(iii)(r)	Schedule B to Entergy Texas, Inc. Mortgage, Deed of Trust and Security Agreement - Part 18 of 18.
4(iv)

Seventy-fifth Supplemental Indenture dated as of December 31, 2007, to the Indenture of Mortgage and Deed of Trust of Entergy Gulf States, Inc. (Entergy Gulf States Louisiana, L.L.C. successor), dated as of September 1, 1926, as supplemented and modified.

99(i)	Entergy Gulf States Louisiana, L.L.C. unaudited pro forma financial information.

* Certain schedules have been omitted in reliance upon Item 601(b)(2) of Regulation S-K. The Company agrees to furnish the SEC, supplementally, with a copy of any omitted schedules upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Gulf States Louisiana, L.L.C.

By: /s/ Theodore H. Bunting, Jr.
Theodore H. Bunting, Jr.
Senior Vice President and
Chief Accounting Officer

Dated: January 7, 2008